EST. 1976
THE DUCKHORN PORTFOLIO

Exhibit 99.2

Second Quarter Fiscal Year 2024 Financial Results

March 7, 2024


POSTMARK
PASO ROBLES
CANVASBACK
MIGRATION
DECOY
CABERNET SAUVIGNON
DUCKHORN
Napa Valley
MERLOT
2020
KOSTA BROWNE
Goldeneye
PARADUXX
CALERA
GREENWING

LEGAL DISCLAIMER This presentation of The Duckhorn Portfolio, Inc. (the “Company”) and the accompanying conference call contain forward-looking statements within the meaning of the federal securities laws, which statements involve substantial risks and uncertainties. These forward-looking statements generally can be identified by the use of words such as “anticipate,” “expect,” “plan,” “could,” “may,” “will,” “believe,” “estimate,” “forecast,” “goal,” “project,” and other words of similar meaning. These forward-looking statements address various matters including statements regarding the timing or nature of future operating or financial performance or other events. Each forward-looking statement contained in this presentation is subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statement. Applicable risks and uncertainties include, among others, the Company’s ability to manage the growth of its business; the Company’s reliance on its brand name, reputation and product quality; the effectiveness of the Company’s marketing and advertising programs; general competitive conditions, including actions the Company’s competitors may take to grow their businesses; overall decline in the health of the economy and the impact of inflation on consumer discretionary spending; the occurrence of severe weather events (including fires, floods and earthquakes), catastrophic health events, natural or man-made disasters, social and political conditions, war or civil unrest; risks associated with disruptions in the Company’s supply chain for grapes and raw and processed materials, including corks, glass bottles, barrels, winemaking additives and agents, water and other supplies; disrupted or delayed service by the distributors and government agencies the Company relies on for the distribution of its wines outside of California; the Company’s ability to successfully execute its growth strategy; risks associated with the Company’s acquisition of Sonoma-Cutrer Vineyards, Inc.; decreases in the Company’s wine score ratings by wine rating organizations; quarterly and seasonal fluctuations in the Company’s operating results; the Company’s success in retaining or recruiting, or changes required in, its officers, key employees or directors; the Company’s ability to protect its trademarks and other intellectual property rights, including its brand and reputation; the Company’s ability to comply with laws and regulations affecting its business, including those relating to the manufacture, sale and distribution of wine; the risks associated with the legislative, judicial, accounting, regulatory, political and economic risks and conditions specific to both domestic and to international markets; claims, demands and lawsuits to which the Company is, and may in the future, be subject and the risk that its insurance or indemnities coverage may not be sufficient; the Company’s ability to operate, update or implement its IT systems; the Company’s ability to successfully pursue strategic acquisitions and integrate acquired businesses; the Company’s potential ability to obtain additional financing when and if needed; the Company’s substantial indebtedness and its ability to maintain compliance with restrictive covenants in the documents governing such indebtedness; the Company’s majority shareholder’s significant influence over the Company, and the Company’s status as a “controlled company” under the rules of the New York Stock Exchange; the potential liquidity and trading of the Company’s securities; the future trading prices of the Company’s common stock and the impact of securities analysts’ reports on these prices; and the risks identified in the Company’s other filings with the Securities and Exchange Commission (“SEC”). The Company cautions investors not to place considerable reliance on the forward-looking statements contained in this presentation. You are encouraged to read the Company’s filings with the SEC, available at www.sec.gov, including its most recent Annual Report on Form 10-K, as amended, for a discussion of these and other risks and uncertainties. The forward-looking statements in this presentation speak only as of the date of this document, and the Company undertakes no obligation to update or revise any of these statements. The Company’s business is subject to substantial risks and uncertainties, including those referenced above. Investors, potential investors, and others should give careful consideration to these risks and uncertainties. This presentation also includes certain non-GAAP financial measures. These non-GAAP financial measures are in addition to, and not as a substitute for or superior to, measures of financial performance prepared in accordance with generally accepted accounting principles (“GAAP”). Certain of these non-GAAP measures exclude depreciation and amortization, non-cash equity-based compensation expense, purchase accounting adjustments, casualty losses or gains, impairment losses, inventory write-downs, changes in the fair value of derivatives, and certain other items, net of the tax effects of all such adjustments, which are not related to the Company’s core operating performance. The Company believes that these non-GAAP financial measures enhance the reader’s understanding of our past financial performance and our prospects for the future. The Company’s management team uses these non-GAAP financial measures to evaluate business performance in comparison to budgets, forecasts and prior period financial results. The non-GAAP financial information is presented for supplemental informational purposes only and should not be considered a substitute for financial information presented in accordance with GAAP and may be different from similarly titled non-GAAP measures used by other companies. A reconciliation is provided herein for each non-GAAP financial measure to the most directly comparable financial measure stated in accordance with GAAP. Readers are encouraged to review the related GAAP financial measures and the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures. For further information with respect to the Company, we refer you to our most recent Annual Report on Form 10-K, as amended, filed with the SEC. In addition, we are subject to the information and reporting requirements of the Securities Exchange Act of 1934 and, accordingly, we file periodic reports, current reports, proxy statements and other information with the SEC. These periodic reports, current reports, proxy statements and other information are available for review at the SEC’s website at http://www.sec.gov. 2

The Duckhorn Portfolio sets the standard for American fine wine Over nearly half a century of producing iconic luxury wines, we’ve curated a cohesive portfolio of critically acclaimed winery brands that are beloved by wine consumers and trusted by our trade partners. Our ability to leverage the brand strength of our entire portfolio makes us a category leader, poised to continue to scale and take market share.

STRATEGIES FOR GROWTH

ORGANIC

Leverage portfolio brand strength

Use portfolio strength to increase individual winery brand equity and engagement, cultivate purchase intent and drive conversion.

Targeted portfolio evolution

Launch winery brand extensions to proactively address changes in customer and market dynamics and penetrate white space.

Expand and accelerate wholesale distribution

Leverage our scale and strength in trade relationships to capture distribution growth opportunities.

Continue to enhance our DTC experience

Drive consumer engagement across our luxury portfolio through our elevated tasting rooms, wine clubs and eCommerce website.

ADDITIVE

Disciplined strategic acquisitions

Strategically evaluate and acquire winery brands, production wineries and acclaimed vineyards to drive stockholder value.

F Y24 Q2 F INANCIAL PERFORMANCE $103.0m NET SALES a decrease 0.4% YoY $58.3m GROSS PROFIT an increase of 5.7% YoY 56.6% GROSS PROFIT MARGIN an increase of 330 bps YoY $15.9m NET INCOME or $0.14 per diluted share$20.7m ADJUSTED NET INCOME1 or $0.18 per diluted share $42.7m ADJUSTED EBITDA1 an increase 10.1% YoY 41.5% ADJUSTED EBITDA MARGIN1 an increase of 400 bps YoY OTHER KEY METRICS • Cash was $13.1 million as of January 31, 2024 • The Company’s leverage ratio was 1.9x net debt (net of debt issuance costs), to trailing twelve months adjusted EBITDA See Appendix II for other formats 1. Adjusted EBITDA, Adjusted EBITDA Margin and Adjusted Net Income are non-GAAP measures. Reconciliation to the most directly comparable financial measures presented in accordance with GAAP are set forth in the appendix section of this presentation. 4

WINE INDUSTRY TRENDS

The luxury segment continues to outpace broader wine industry growth.

The Duckhorn Portfolio is **outpacing our peers** in the luxury segment on a 12-week basis

Dollar sales change by segment
Last 12 weeks as of 01.28.24


(0.6%)
1.1%
3.0%
Total Wine
$15+ Luxury
THE DUCKHORN PORTFOLIO

Source: Circana (IRI) US Food data for the 12-week period ended January 28, 2024.

6

61.3% 62.1% 19.1% 18.9% 19.6% 19.0% $103.5 $103.0 Q2 FY23 Q2 FY24 Q2 Net Sales ($M) The Duckhorn Portfolio 66.3% 67.9% 17.9% 17.1% 15.8% 15.0%$372.5 $403.0 FY22 FY23 FY24 Guidance FY Net Sales ($M) The Duckhorn Portfolio Wholesale – Distributors Wholesale – CA Direct-to-trade Direct-to-consumer REVENUE MIX 7 The Duckhorn Portfolio’s growth was led by our Decoy winery brand, which continues to be one of the best performing and most recognized brands in the $15 to $25 range. $395.0 - $411.0

THE DUCKHORN PORTFOLIO

OPERATING METRICS

Duckhorn continues to drive **margin expansion** year-over-year.


Q2 Gross Profit ($M)
$55.2
$58.3
Q2 FY23
Q2 FY24
53.3%
56.6%


Q2 Adj. EBITDA[1] ($M)
$38.8
$42.7
Q2 FY23
Q2 FY24
37.5%
41.5%


Q2 Adjusted EPS[1]
$0.18
$0.18
Q2 FY23
Q2 FY24

1. Adjusted EBITDA and Adjusted EPS are non-GAAP measures. Reconciliation to the most directly comparable financial measures presented in accordance with GAAP are set forth in the appendix section of this presentation.

8

MARGIN EXPANSION 1. Adjusted EBITDA margin is a non-GAAP measure. Reconciliation to the most directly comparable financial measure presented in accordance with GAAP is set forth in the appendix section of this presentation. We are committed to sustained gross and operating margin expansion through thoughtful management of our business. • We delivered 330 bps of gross profit margin expansion year-over-year in FY24 Q2. • We delivered 400 bps of Adjusted EBITDA1 margin expansion year-over-year in FY24 Q2. • We are an industry leader in scaled luxury wine production, leveraging an optimal mix of estate fruit and grower fruit in our grape sourcing and in-house and custom crush capabilities in our production model.

THE DUCKHORN PORTFOLIO

FY24 SECOND HALF GROWTH DRIVERS

Our FY24 full-year guidance implies a low- to mid-single digit growth rate in the second half of FY24. The building blocks below bridge the implied rate of growth of the steady state business to the implied second half growth rate.

Low Single Digit Growth

\+

Innovation
Decoy Featherweight Sauvignon Blanc (lower-in-calorie and lower-in-alcohol); Decoy Limited Paso Robles Cabernet Sauvignon and continued Decoy Limited growth.

\+

Product Availability
Greater availability of key releases, including Duckhorn Chardonnay and Decoy Limited Merlot.

\+

Programming
Incremental programming with distributor and retailer partners.

=

Forecast Low- to Mid-Single Digit Growth

Implied growth rate of the steady state business.
(trailing 12-week luxury wine growth rate of flat to 1%, as measured by Circana, plus Duckhorn's ability to consistently outperform the market)

200 to 300 bps targeted incremental growth
(ordered from most to least impactful)

FY24 second half implied growth rate
(implied from FY24 full-year guidance)

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THE DUCKHORN PORTFOLIO

SEASONALITY OF THE KOSTA BROWNE SHIPMENT SCHEDULE

Kosta Browne Appellation Offering (the largest offering of the year) shifts from Q4 (in FY23) to Q3 (in FY24).

- The shift of this offering to Q3 is responsive to the preferences of our Kosta Browne members and better aligns the offering to when our customers would like to receive this shipment.
- FY24 second half net sales are expected to be distributed ~53% in Q3 and ~47% in Q4.



Q1
Q2
Q3
Q4
FY23
Single Vineyard Offering
Burgundy Offering
Estate Offering
Appellation Offering
FY24
Single Vineyard Offering
Burgundy Offering
Estate Offering
Appellation Offering

Note: Reflective of shipment timing.
Note: Circle sizes correspond to the approximate size of each offering relative to the others. Size is not meant to correspond directly with size of specific offerings across fiscal years.

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Net Sales: $395M - $411M Adjusted EBITDA*: $145M - $150M Represents (2%)-2% growth over FY23 Represents 0%-4% growth over FY23 and a margin of 36.6% at the midpoint FY24 FULL-YEAR GUIDANCE * Note: The Duckhorn Portfolio is not able to forecast net income on a forward-looking basis without unreasonable efforts due to the high variability and difficulty in predicting certain items that affect GAAP net income including, but not limited to, income tax expense, stock-based compensation expense and interest expense. Adjusted EBITDA should not be used to predict net income as the difference between the two measures is variable. Adjusted EPS: $0.63 - $0.65

K E Y T R AN S A C T I O N T E R M S 1. Transaction value of approximately $400 million, which will be paid with approximately $350 million in common stock issued at signing to Brown-Forman and approximately $50 million in cash 2. Brown-Forman will take an ownership interest of approximately 21.5% in the Company post-closing and will be entitled to nominate two directors to the Board of Directors 3. Transaction is expected to be accretive to Adjusted EPS starting in Fiscal Year 2025 with $5 million of expected cost-saving synergies, primarily in operating expenses 4. Net leverage is expected to remain unchanged at closing 5. Transaction is anticipated to be completed in spring of 2024, subject to customary closing conditions ANNOUNCED ACQUISITION OF SONOMA-CUTRER

THE DUCKHORN PORTFOLIO

ACQUISITION STRATEGIC RATIONALE

The acquisition of Sonoma-Cutrer Vineyards enhances The Duckhorn Portfolio's status as a leader among luxury ($15+ per Bottle) wineries in the United States[1]

- SONOMA-CUTRER — Positioning in Luxury Chardonnay
- Demonstrated Brand Strength
- Opportunity for The Duckhorn Portfolio to Accelerate Growth
- Strategic Fit Within Luxury Portfolio Architecture
- Optimization of Grape Supply and Production
- Immediately Accretive Transaction
- Net Leverage is Expected to Remain Unchanged
- Adds a Well-Respected Long-Term-Focused Stockholder

Source: (1) Circana (IRI) Total US Food data for the 52-week period ended October 29, 2023. Luxury wine defined as $15.00 per bottle or above. Only includes domestically produced wine.

Vine Hill Vineyard, Sonoma-Cutrer Vineyards

THE DUCKHORN PORTFOLIO

ESG VALUES

We continue to **advance our commitment** to ESG across our organization.

E			S					G		
Climate and Emissions	Sustainable Agriculture	Supply Chain Circularity	Diversity, Equity & Inclusion	Human Capital Management	Employee Health and Safety	Sustainable Product	Community Involvement	Board Diversity and Accountability	Enterprise Risk Management	Data Stewardship

Completed Projects and Programs

- Examined prior ESG disclosure to determine pathway for future ESG initiatives.
- Created internal working group to develop water efficiency projects at production facilities.
- Continued evaluation and development of our DEI programming with the People Team.
- Implemented Workiva ESG module to support consistent, transparent ESG data disclosures.
- Completed second annual Scope 1 and Scope 2 emissions calculations
- Published FY23 ESG Report with Workiva to ensure confidence in externally-reported metrics.

In-Progress Projects and Programs

- We look forward to ESG-focused investor outreach.
- Development and tracking of new company ESG goals to measure progress.
- Refinement of future ESG Report to reflect new and current material, to ensure streamlined and concise disclosure.

Certifications and Frameworks

ISO® · SASB · SUSTAINABLE DEVELOPMENT GOALS · FISH FRIENDLY FARMING · Certified CCOF Organic · CERTIFIED CALIFORNIA SUSTAINABLE WINEGROWING · U.S. GREEN BUILDING COUNCIL LEED GOLD · TCFD TASK FORCE ON CLIMATE-RELATED FINANCIAL DISCLOSURES

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S T R I C T L Y C O N F I D E N T I A L . N O U N A U T H O R I Z E D D I S T R I B U T I O N O R D U P L I C A T I O N . APPENDIX

THE DUCKHORN PORTFOLIO

CONDENSED CONSOLIDATED BALANCE SHEETS

(UNAUDITED, IN THOUSANDS, EXCEPT SHARES AND PER SHARE DATA)

	January 31, 2024	July 31, 2023
ASSETS		
Current assets:		
Cash	$ 13,139	$ 6,353
Accounts receivable trade, net	51,822	48,706
Inventories	392,634	322,227
Prepaid expenses and other current assets	12,254	10,244
Total current assets	**469,849**	**387,530**
Property and equipment, net	324,461	323,530
Operating lease right-of-use assets	17,937	20,376
Intangible assets, net	180,447	184,227
Goodwill	425,209	425,209
Other assets	6,047	6,810
Total assets	**$ 1,423,950**	**$ 1,347,682**
LIABILITIES AND STOCKHOLDERS' EQUITY		
Current liabilities:		
Accounts payable	$ 14,252	$ 4,829
Accrued expenses	25,060	38,246
Accrued compensation	9,382	16,460
Deferred revenue	5,211	66
Current maturities of long-term debt	9,721	9,721
Other current liabilities	4,965	5,138
Total current liabilities	**68,591**	**74,460**
Revolving line of credit	68,000	13,000
Long-term debt, net of current maturities and debt issuance costs	205,677	210,619
Operating lease liabilities	14,145	16,534
Deferred income taxes	90,216	90,216
Other liabilities	517	445
Total liabilities	**447,146**	**405,274**
Stockholders' equity:		
Common stock, $0.01 par value; 500,000,000 shares authorized; 115,409,107 and 115,316,308 issued and outstanding at January 31, 2024 and July 31, 2023, respectively	1,154	1,153
Additional paid-in capital	740,548	737,557
Retained earnings	234,516	203,122
Total The Duckhorn Portfolio, Inc. stockholders' equity	**976,218**	**941,832**
Non-controlling interest	586	576
Total stockholders' equity	**976,804**	**942,408**
Total liabilities and stockholders' equity	**$ 1,423,950**	**$ 1,347,682**

17

CONDENSED CONSOLIDATED STATEMENTS OF OPER ATIONS ( U N A U D I T E D , I N T H O U S A N D S , E X C E P T S H A R E S A N D P E R S H A R E D A T A ) 18 Three months ended January 31, Six months ended January 31, 2024 2023 2024 2023 Net sales (net of excise taxes of $1,407, $1,469, $2,801 and $3,052, respectively) $ 103,045 $ 103,488 $ 205,554 $ 211,659 Cost of sales 44,727 48,302 93,383 101,763 Gross profit 58,318 55,186 112,171 109,896 Selling, general and administrative expenses 29,247 29,579 59,730 55,318 Income from operations 29,071 25,607 52,441 54,578 Interest expense 4,500 2,684 8,504 4,846 Other expense, net 2,696 2,743 883 2,656 Total other expenses, net 7,196 5,427 9,387 7,502 Income before income taxes 21,875 20,180 43,054 47,076 Income tax expense 6,021 5,265 11,650 12,352 Net income 15,854 14,915 31,404 34,724 Net loss (income) attributable to non-controlling interest 3 2 (10) 8 Net income attributable to The Duckhorn Portfolio, Inc. $ 15,857 $ 14,917 $ 31,394 $ 34,732 Earnings per share of common stock: Basic $ 0.14 $ 0.13 $ 0.27 $ 0.30 Diluted $ 0.14 $ 0.13 $ 0.27 $ 0.30 Weighted average shares of common stock outstanding: Basic 115,376,711 115,191,575 115,358,242 115,187,868 Diluted 115,415,348 115,327,660 115,593,594 115,424,809

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS ( U N A U D I T E D , I N T H O U S A N D S ) 19 Six months ended January 31, 2024 2023 Cash flows from operating activities Net income $ 31,404 $ 34,724 Adjustments to reconcile net income to net cash from operating activities: Depreciation and amortization 17,037 13,290 (Gain) loss on disposal of assets (11) 93 Change in fair value of derivatives 1,258 2,061 Amortization of debt issuance costs 388 593 Equity-based compensation 3,214 2,985 Change in operating assets and liabilities: Accounts receivable trade, net (3,115) (11,298) Inventories (68,687) (39,881) Prepaid expenses and other current assets (2,080) 26 Other assets (684) (555) Accounts payable 9,390 15,020 Accrued expenses (10,200) 830 Accrued compensation (7,078) (3,669) Deferred revenue 5,144 3,013 Other current and non-current liabilities (1,841) 865 Net cash (used in) provided by operating activities (25,861) 18,097 Cash flows from investing activities Purchases of property and equipment, net of sales proceeds (17,130) (12,388) Net cash used in investing activities (17,130) (12,388) Cash flows from financing activities Payments under line of credit (13,000) (119,000) Borrowings under line of credit 68,000 9,000 Issuance of long-term debt — 225,833 Payments of long-term debt (5,000) (115,166) Taxes paid related to net share settlement of equity awards (342) — Proceeds from employee stock purchase plan 119 181 Payments for debt issuance costs — (2,432) Net cash provided by (used in) financing activities 49,777 (1,584) Net increase in cash 6,786 4,125 Cash - Beginning of period 6,353 3,167 Cash - End of period $ 13,139 $ 7,292 Supplemental cash flow information Interest paid, net of amount capitalized $ 8,304 $ 1,649 Income taxes paid $ 23,484 $ 10,621 Non-cash investing activities Property and equipment additions in accounts payable and accrued expenses $ 407 $ 467

Adjusted gross profit, adjusted net income, adjusted EBITDA and adjusted EPS, collectively referred to as “Non-GAAP Financial Measures,” are commonly used in the Company’s industry and should not be construed as an alternative to net income or earnings per share as indicators of operating performance (as determined in accordance with GAAP). These Non-GAAP Financial Measures may not be comparable to similarly titled measures reported by other companies. The Company has included these Non-GAAP Financial Measures because it believes the measures provide management and investors with additional information to evaluate business performance in comparison to budgets, forecasts and prior year financial results. Non-GAAP Financial Measures are adjusted to exclude certain items that affect comparability. The adjustments are itemized in the tables below. You are encouraged to evaluate these adjustments and the reason the Company considers them appropriate for supplemental analysis. In evaluating adjustments, you should be aware that in the future the Company may incur expenses that are the same as or similar to some of the adjustments set forth below. The presentation of Non-GAAP Financial Measures should not be construed as an inference that future results will be unaffected by unusual or recurring items. Adjusted EBITDA Adjusted EBITDA is a non-GAAP financial measure that the Company calculates as net income before interest, taxes, depreciation and amortization, non-cash equity-based compensation expense, purchase accounting adjustments, casualty losses or gains, changes in the fair value of derivatives and certain other items which are not related to our core operating performance. Adjusted EBITDA is a key performance measure the Company uses in evaluating its operational results. The Company believes adjusted EBITDA is a helpful measure to provide investors an understanding of how management regularly monitors the Company’s core operating performance, as well as how management makes operational and strategic decisions in allocating resources. The Company believes adjusted EBITDA also provides management and investors consistency and comparability with the Company’s past financial performance and facilitates period to period comparisons of operations, as it eliminates the effects of certain variations unrelated to its overall performance. Adjusted EBITDA has certain limitations as an analytical tool, and you should not consider it in isolation or as a substitute for analysis of the Company’s results as reported under GAAP. Some of these limitations include: • although depreciation and amortization are non-cash charges, the assets being depreciated and amortized may have to be replaced in the future, and adjusted EBITDA does not reflect cash capital expenditure requirements for such replacements or for new capital expenditure requirements; • adjusted EBITDA does not reflect changes in, or cash requirements for, the Company’s working capital needs; • adjusted EBITDA does not reflect the significant interest expense, or the cash requirements necessary to service interest or principal payments, on the Company’s debt; • adjusted EBITDA does not reflect income tax payments that may represent a reduction in cash available to the Company; and • other companies, including companies in the Company’s industry, may calculate adjusted EBITDA differently, which reduce their usefulness as comparative measures. Because of these limitations, you should consider adjusted EBITDA alongside other financial performance measures, including net income and the Company’s other GAAP results. In evaluating adjusted EBITDA, you should be aware that in the future the Company may incur expenses that are the same as or similar to some of the adjustments in this presentation. The Company’s presentation of adjusted EBITDA should not be construed as an inference that the Company’s future results will be unaffected by the types of items excluded from the calculation of adjusted EBITDA. Adjusted Gross Profit Adjusted gross profit is a non-GAAP financial measure that the Company calculates as gross profit excluding the impact of purchase accounting adjustments (including depreciation and amortization related to purchase accounting), non- cash equity-based compensation expense, and certain inventory charges. We believe adjusted gross profit is a useful measure to us and our investors to assist in evaluating our operating performance because it provides consistency and direct comparability with our past financial performance between fiscal periods, as the metric eliminates the effects of non-cash or other expenses unrelated to our core operating performance that would result in fluctuations in a given metric for reasons unrelated to overall continuing operating performance. Adjusted gross profit should not be considered a substitute for gross profit or any other measure of financial performance reported in accordance with GAAP. Adjusted Net Income Adjusted net income is a non-GAAP financial measure that the Company calculates as net income excluding the impact of non-cash equity-based compensation expense, purchase accounting adjustments, casualty losses or gains, impairment losses (including certain inventory charges), changes in the fair value of derivatives and certain other items unrelated to core operating performance, as well as the estimated income tax impacts of all such adjustments included in this non-GAAP performance measure. We believe adjusted net income assists us and our investors in evaluating our performance period-over-period. In calculating adjusted net income, we also calculate the following non-GAAP financial measures which adjust each GAAP-based financial measure for the relevant portion of each adjustment to reach adjusted net income: • Adjusted SG&A – calculated as selling, general, and administrative expenses excluding the impacts of purchase accounting, transaction expenses, equity-based compensation; and • Adjusted income tax – calculated as the tax effect of all adjustments to reach adjusted net income based on the applicable blended statutory tax rate for the period. Adjusted net income should not be considered a substitute for net income or any other measure of financial performance reported in accordance with GAAP. Adjusted EPS Adjusted EPS is a non-GAAP financial measure that the Company calculates as adjusted net income divided by diluted share count for the applicable period. We believe adjusted EPS is useful to us and our investors because it improves the comparability of results of operations from period to period. Adjusted EPS should not be considered a substitute for net income per share or any other measure of financial performance reported in accordance with GAAP. 20 RECONCIL IAT ION OF NON-GAAP F INANCIAL MEASURES

THE DUCKHORN PORTFOLIO

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

THREE MONTHS ENDED JANUARY 31, 2024 AND 2023
(UNAUDITED, IN THOUSANDS, EXCEPT PER SHARE DATA)

Three months ended January 31, 2024	Net sales	Gross profit	SG&A	Adjusted EBITDA	Income tax	Net income	Diluted EPS
GAAP results	$ 103,045	$ 58,318	$ 29,247	$ 15,857	$ 6,021	$ 15,857	$ 0.14
Percentage of net sales		56.6 %	28.4 %	15.4 %			
Interest expense				4,500			
Income tax expense				6,021			
Depreciation and amortization expense		107	(3,102)	9,708			
EBITDA				$ 36,086			
Purchase accounting adjustments		23		23	6	17	—
Transaction expenses			(1,759)	1,759	484	1,275	0.01
Change in fair value of derivatives				3,147	865	2,282	0.02
Equity-based compensation		189	(1,592)	1,781	479	1,302	0.01
Lease income, net	(927)	(927)	(866)	(61)	(17)	(44)	—
Non-GAAP results	$ 102,118	$ 57,710	$ 21,928	$ 42,735	$ 7,838	$ 20,689	$ 0.18
Percentage of net sales		56.0 %	21.3 %	41.5 %			

Three months ended January 31, 2023	Net sales	Gross profit	SG&A	Adjusted EBITDA	Income tax	Net income	Diluted EPS
GAAP results	$ 103,488	$ 55,186	$ 29,579	$ 14,917	$ 5,265	$ 14,917	$ 0.13
Percentage of net sales		53.3 %	28.6 %	14.4%			
Interest expense				2,684			
Income tax expense				5,265			
Depreciation and amortization expense		116	(1,904)	7,533			
EBITDA				$ 30,399			
Purchase accounting adjustments		65		65	17	48	—
Transaction expenses			(3,596)	3,596	939	2,657	0.02
Change in fair value of derivatives				2,429	634	1,795	0.02
Equity-based compensation		96	(1,468)	1,564	400	1,164	0.01
Debt refinancing costs				760	198	562	—
Non-GAAP results	$ 103,488	$ 55,463	$ 22,611	$ 38,813	$ 7,453	$ 21,143	$ 0.18
Percentage of net sales		53.6 %	21.8 %	37.5 %			

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